The UBS Funds

Prospectus Supplement

August 27, 2010

Dear Investor,

The purpose of this supplement is to update the Prospectus of the UBS U.S. Bond Fund series (the "Fund") of The UBS Funds dated October 28, 2009, as follows:

Effective on October 28, 2010, the following changes to the Fund's name and investment strategy will be made:

1.  The name of the UBS U.S. Bond Fund will be changed to the UBS Core Plus Bond Fund, and all references in the Prospectus to the "UBS U.S. Bond Fund" are deleted and replaced with references to the "UBS Core Plus Bond Fund."

2.  The first paragraph under the heading "Principal investment strategies" on page 27 of the Prospectus will be replaced by the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds, which are defined as fixed income securities. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of greater than one year. Investments in fixed income securities may include, but are not limited to, securities of the US government, its agencies and government-sponsored enterprises, securities guaranteed by the US government, corporate debt securities of US and non-US issuers, including convertible securities, obligations of non-US governments or their subdivisions, agencies and government-sponsored enterprises, obligations of international agencies or supranational entities, mortgage-backed and asset-backed securities.

3.  The last three paragraphs under the heading "Principal investment strategies" on page 27 of the Prospectus will be replaced by the following:

The Fund may invest up to 35% of its net assets in foreign fixed income securities, with up to 30% of its net assets in fixed income securities denominated in foreign currencies. Under normal conditions, the Fund expects to limit foreign currency exposure to 20% of the Fund's net assets.

Item #ZS434

In addition, the Fund may invest up to 30% of its net assets in any combination of high yield securities, emerging market fixed income securities or other non-investment grade securities, provided that no more than 15% of its net assets may be invested in developed market high yield securities and no more than 15% of its net assets may be invested in emerging market securities. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

In addition, pursuant to a fundamental investment policy, the Fund, under normal circumstances, invests at least 65% of its total assets in investment grade US debt securities with an initial maturity of more than one year.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR PROSPECTUS DATED OCTOBER 28, 2009.